Exhibit 10.20.5

Portions of this exhibit were omitted and filed separately with the Secretary of the Securities and Exchange Commission pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.  Such portions are marked by [***].

AMENDMENT NO. 3 TO AMENDED AND RESTATED TASK ORDER NO. 1

This Amendment No. 3 to Amended and Restated Task Order No. 1 (this “Amendment No. 3”), effective as of October 1, 2010 (the “Effective Date”) is entered into by and between Pfizer Inc. (“Pfizer”) and PDI, Inc. (“PDI”), pursuant to the Amended and Restated Master Services Agreement by and between Pfizer and PDI entered into on September 23, 2009 (as amended to the date hereof, the “Agreement”), and is subject to all the terms and conditions set forth therein.

This Amendment No. 3 amends the Amended and Restated Task Order No. 1 (“Task Order No. 1”) entered into by and between Pfizer and PDI as of January 1, 2010, as subsequently amended by that certain Amendment No. 1 to the Amended and Restated Task Order No. 1 effective as of February 1, 2010, and as further amended by that certain Amendment No. 2 to the Amended and Restated Task Order No. 1 effective as of June 28, 2010.

Capitalized terms used but not defined in this Amendment No. 3 shall have the meanings ascribed to such terms in Task Order No. 1, as amended to date.

WHEREAS, the parties desire to waive certain call plan adherence goals and to confirm payment by Pfizer to PDI of certain [***] under Task Order No. 1 with respect to the third calendar quarter of 2010.

NOW, THEREFORE, the parties hereby agree as follows:

1.	Notwithstanding anything to the contrary contained in Section 11 of Task Order No. 1 or elsewhere under Task Order No. 1 (as amended to date), Pfizer agrees to: [***].

2.
All other terms and conditions in Task Order No. 1 that are not hereby amended shall remain in full force and effect.  In the event of a conflict between the terms of this Amendment No. 3 and the terms of the Agreement or Task Order No. 1, the terms of this Amendment No. 3 shall prevail.

*** Confidential material which has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Amended and Restated Task Order No. 1 to be executed by their fully authorized representatives as of the date first above written.
PDI, INC.	PFIZER INC

By: /s/ Nancy S. Lurker	By: /s/ Angela Hwang
Name: Nancy S. Lurker	Name: Angela Hwang
Title: Chief Executive Officer	Title: Vice President, U.S.
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